UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2014

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada 001-32312 98-0442987
(State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

3560 Lenox Road, Suite 2000, Atlanta, GA 30326
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (404) 760-4000

__________________________________________________Not Applicable_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Source: Novelis Inc., 8-K, February 10, 2014	Powered by Morningstar Document Research.
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.
On May 16, 2014, Novelis Inc. issued a press release reporting the company’s financial results for its quarter and year ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. A copy of investor presentation materials relating to such financial results is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety. The presentation materials use the following non-GAAP financial measures: Adjusted EBITDA, Free Cash Flow, Free Cash Flow Before CapEx, Net Income (Loss) Excluding Certain Items and Liquidity.

EBITDA and Adjusted EBITDA. EBITDA consists of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further adjusts EBITDA for unrealized gains (losses) on change in fair value of derivative instruments, net, except for foreign currency remeasurement hedging activities; impairment of goodwill; gains (losses) on extinguishment of debt; adjustment to include proportional consolidation; restructuring and impairment charges; gains or losses on disposals of property, plant and equipment and businesses; and certain other costs. EBITDA and Adjusted EBITDA are measures commonly used in the company’s industry, and the company presents EBITDA and Adjusted EBITDA to enhance investors’ understanding of the company’s operating performance. Novelis believes that EBITDA and Adjusted EBITDA are operating performance measures, and not liquidity measures, that provide investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies.

However, EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP, and the company’s EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. EBITDA and Adjusted EBITDA have important limitations as an analytical tool, and investors should not consider them in isolation, or as a substitute for analysis of the company’s results as reported under GAAP. For example, EBITDA and Adjusted EBITDA:

•	do not reflect the company’s cash expenditures or requirements for capital expenditures or capital commitments;
•	do not reflect changes in, or cash requirements for, the company’s working capital needs; and
•	do not reflect any costs related to the current or future replacement of assets being depreciated and amortized.
Management believes that investors’ understanding of the company’s performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing the company’s ongoing results of operations. Many investors are interested in understanding the performance of the company’s business by comparing its results from ongoing operations from one period to the next and would ordinarily add back items that are not part of normal day-to-day operations of the company’s business. By providing these non-GAAP financial measures, together with reconciliations, the company believes it is enhancing investors’ understanding of its business and its results of operations, as well as assisting investors in evaluating how well it is executing strategic initiatives.

Additionally, a form of adjusted EBITDA, defined in the company’s senior secured credit facilities, 8.375% senior notes and 8.75% senior notes, is used for debt covenant compliance purposes, which has additional adjustments to Adjusted EBITDA which may decrease or increase adjusted EBITDA for purposes of these financial covenants.

The company also uses EBITDA and Adjusted EBITDA:

•
as measures of operating performance to assist the company in comparing its operating performance on a consistent basis because it removes the impact of items not directly resulting from the company’s core operations;

•	for planning purposes, including the preparation of the company’s internal annual operating budgets and financial projections;
•	to evaluate the performance and effectiveness of the company's operational strategies; and
•	to calculate incentive compensation payments for the company’s key employees.

Source: Novelis Inc., 8-K, February 10, 2014	Powered by Morningstar Document Research.
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

Free Cash Flow and Free Cash Flow Before CapEx. Free Cash Flow consists of: (a) net cash provided by (used in) operating activities; (b) plus net cash provided by (used in) investing activities and (c) less proceeds from sales of assets. Free Cash Flow before Cap Ex consists of: (a) Free Cash Flow, plus (b) capital expenditures. Management believes that Free Cash Flow and Free Cash Flow Before CapEx are relevant to investors as they provide a measure of the cash generated internally that is available for debt service and other value creation opportunities. However, Free Cash Flow and Free Cash Flow Before CapEx are not measurements of financial performance or liquidity under GAAP and do not necessarily represent cash available for discretionary activities, as certain debt service obligations must be funded out of Free Cash Flow. In addition, the company's method of calculating Free Cash Flow and Free Cash Flow Before CapEx may not be consistent with that of other companies.

Net income (loss) excluding certain items. Net income (loss) excluding certain items adjusts net income (loss) for restructuring and impairment charges, gains (losses) on sale of assets held for sale, and the tax effect of such items. We adjust for items which may recur in varying magnitude which affect the comparability of the operational results of our underlying business. Novelis believes that net income (loss) excluding certain items enhances the overall understanding of the company's current financial performance. Specifically, management believes this non-GAAP financial measure provides useful information to investors by excluding or adjusting certain items, which impact the comparability of the company's core operating results. With respect to gains (losses) on sale of assets held for sale, and the tax effect of such certain items, management believes these excluded items are not reflective of fixed costs that the company believes it will incur over the long term. Management also adjusts for restructuring and impairment charges to enhance the comparability of the company’s operating results between periods. However, the company has recorded similar charges in prior periods. The company will incur additional restructuring charges in connection with ongoing restructuring initiatives announced previously and may also incur additional restructuring and impairment charges in connection with future streamlining measures. The company may also incur additional impairment charges unrelated to restructuring initiatives. Net income (loss) excluding certain items should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with U.S. GAAP.

Liquidity. Liquidity consists of cash and cash equivalents plus availability under our committed credit facilities. In addition to presenting available cash and cash equivalents, management believes that presenting Liquidity enhances investors’ understanding of the liquidity that is actually available to the company. This financial measure should be considered in addition to, and not as a substitute for or superior to, results prepared in accordance with U.S. GAAP.

All information in the news release and the presentation materials speak as of the date thereof, and Novelis does not assume any obligation to update said information in the future.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated May 16, 2014 (furnished to the Commission as a part of this Form 8-K).
99.2	Presentation materials, dated May 16, 2014 (furnished to the Commission as a part of this Form 8-K).

Source: Novelis Inc., 8-K, February 10, 2014	Powered by Morningstar Document Research.
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: May 16, 2014	By:	/s/ Leslie J. Parrette, Jr.
Leslie J. Parrette, Jr.
General Counsel, Corporate Secretary and Compliance Officer

Source: Novelis Inc., 8-K, February 10, 2014	Powered by Morningstar Document Research.
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated May 16, 2014 (furnished to the Commission as a part of this Form 8-K).
99.2	Presentation materials, dated May 16, 2014 (furnished to the Commission as a part of this Form 8-K).

Source: Novelis Inc., 8-K, February 10, 2014	Powered by Morningstar Document Research.
The information contained herein may not be copied, adapted or distributed and is not warranted to be accurate, complete or timely. The user assumes all risks for any damages or losses arising from any use of this information, except to the extent such damages or losses cannot be limited or excluded by applicable law. Past financial performance is no guarantee of future results.